Exhibit 99.1

IMMEDIATE

Dana Incorporated Announces Second-Quarter 2017 Financial Results,

Raises Full-Year Guidance

Highlights

•	Sales of $1.8 billion; 11 percent organic growth

•	Net income attributable to Dana of $71 million and diluted EPS of $0.47

•	Adjusted EBITDA of $217 million, providing a margin of 11.8 percent

•	Diluted adjusted EPS of $0.68; 28 percent growth

•	Operating cash flow of $169 million; free cash flow of $96 million

•	Full-year guidance raised:

•	Sales guidance increased by 8 percent

•	Adjusted EBITDA guidance increased by 11 percent

•	Margin guidance increased by 30 basis points

•	Diluted adjusted EPS guidance increased by 31 percent

•	Free cash flow guidance increased by 67 percent

MAUMEE, Ohio, July 31, 2017 – Dana Incorporated (NYSE: DAN) today announced financial results for the second quarter of 2017.

“We continue to execute our strategy by expanding our markets and winning new business while converting our sales backlog into profitable growth. This quarter’s strong sales, profit, and cash flow are driven by improved market conditions, our recent acquisitions, and a focus on operational execution,” said James Kamsickas, Dana president and chief executive officer “We have raised our financial guidance this year consistent with our continued strong operating performance and improved customer demand. The solid foundation that we have established will serve as an enabler for Dana to continue to deliver on our commitments beyond 2017.”

Second-Quarter Financial Results

Sales for the second quarter of 2017 totaled $1.84 billion, compared with $1.55 billion in the same period of 2016, an overall increase of 19 percent. The increase was driven by recent acquisitions that contributed $150 million, new customer programs, higher end-market demand in global light-truck markets, and improved demand in global off-highway end markets. Currency remained a slight headwind to sales of $10 million. Excluding acquisitions and currency effects, stronger market demand and new business generated 11 percent organic sales growth.

Net income attributable to Dana for the second quarter of 2017 was $71 million, compared with $53 million in the same period last year. Net income benefited from increased adjusted EBITDA of $39 million, partially offset by higher depreciation and amortization, acquisition-related costs, restructuring expenses, and income taxes. Costs associated with debt refinancing reduced net income by $6 million in this year’s second quarter and by $17 million in 2016. Reported diluted earnings per share were $0.47 in the second quarter of 2017, compared with $0.36 in the same period last year.

Adjusted EBITDA of $217 million provided an 11.8 percent margin, a 30 basis-point improvement over the second quarter of 2016. The year-over-year increase of $39 million was driven by stronger end-market demand and conversion of new business backlog, with higher organic sales volume benefiting adjusted EBITDA by $26 million. The adjusted EBITDA contribution from acquisitions was $17 million, while changes in foreign currency rates reduced earnings by $4 million from combined translation and transaction losses.

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Diluted adjusted earnings per share in the second quarter of 2017 were $0.68, compared with $0.53 in the same period last year, primarily driven by the year-over-year earnings improvement.

Operating cash flow in this year’s second quarter was $169 million, compared with $167 million in the same period of 2016.    Inclusive of capital spending of $73 million in the second quarter of 2017, free cash flow was $96 million, $12 million lower than the same period last year. Higher earnings were offset by increased working capital investment and increased capital spending to support new business launches, as well as higher transaction costs associated with acquisitions.

Updated 2017 Full-Year Financial Targets(1)

Dana has raised key financial guidance across all business units.

•	Sales of $6.8 to $7.0 billion;

•	Adjusted EBITDA of $790 to $820 million;

•	Adjusted EBITDA as a percent of sales of 11.6 to 11.8 percent;

•	Diluted adjusted EPS of $2.20 to $2.40;

•	Cash flow from operations of $480 to $520 million;

•	Capital spending of $380 to $420 million; and

•	Free cash flow of $80 to $120 million.

Dana Recognized with Multiple Awards for World-Class Innovation, Quality, Service, and Value

Dana continues to be recognized around the world as a company that truly collaborates with its customers to provide industry-leading technology, quality, and service.

This quarter, Dana received several major awards from valued customers. In May, the company was honored by FCA as the 2017 North American Innovation Supplier of the Year. This award recognizes extraordinary commitment to innovation, quality, warranty, cost, and delivery. Specifically, Dana was acknowledged for developing a technologically advanced heat exchanger that boosts engine power for the induction-air system of a future FCA vehicle.

Dana was also recognized by Ford Motor Co. for quality, value, and innovation, receiving a Ford World Excellence Award in the category of “Aligned Business Framework.”

Five Dana manufacturing facilities located in Lima, Ohio; Sterling, Illinois; Danville, Kentucky; Wellingborough, U.K.; and Sorocaba, Brazil, were honored by PACCAR for excellent quality and warranty performance in providing products that achieved 10 PPM or better level of quality.

In addition, six of Dana’s Power Technologies manufacturing plants received the prestigious General Motors Quality Excellence Award recognizing only top-performing supplier manufacturing facilities that have met or exceeded a very stringent set of quality performance criteria. The Power Technologies business was also a recipient of the GM Supplier Impact Award for outstanding supply-chain performance.

Lastly, the Dana China Technology Center in Wuxi, Jiangsu Province, was recognized for outstanding performance in quality and delivery by Mahindra.

Dana to Host Conference Call at 9 a.m. Today

Dana will discuss its second-quarter results in a conference call at 9 a.m. EDT today. Participants may listen to the conference call via audio streaming online or telephone. Slide viewing is available via Dana’s investor website: www.dana.com/investors. U.S. and Canadian locations should dial 1-888-311-4590 and international locations should dial 1-706-758-0054. Please enter conference I.D. 51037995 and ask for the “Dana Incorporated’s Financial Webcast and Conference Call.” Phone registration will be available starting at 8:30 a.m.

[1]	Net income and diluted EPS guidance are not provided, as discussed below in Non-GAAP Financial Information.

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An audio recording of the webcast will be available after 5 p.m. today by dialing 1-855-859-2056 (U.S. or Canada) or 1-404-537-3406 (international) and entering conference I.D. 51037995. A webcast replay will be available after 5 p.m. today and may be accessed via Dana’s investor website.

Non-GAAP Financial Information

This release refers to adjusted EBITDA, a non-GAAP financial measure which we have defined as net income before interest, taxes, depreciation, amortization, equity grant expense, restructuring expense and other adjustments not related to our core operations (gain/loss on debt extinguishment, pension settlements, divestitures, impairment, etc.). Adjusted EBITDA is a measure of our ability to maintain and continue to invest in our operations and provide shareholder returns. We use adjusted EBITDA in assessing the effectiveness of our business strategies, evaluating and pricing potential acquisitions and as a factor in making incentive compensation decisions. In addition to its use by management, we also believe adjusted EBITDA is a measure widely used by securities analysts, investors and others to evaluate financial performance of our company relative to other Tier 1 automotive suppliers. Adjusted EBITDA should not be considered a substitute for income before income taxes, net income or other results reported in accordance with GAAP. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Diluted adjusted EPS is a non-GAAP financial measure, which we have defined as adjusted net income divided by adjusted diluted shares. We define adjusted net income as net income (loss) attributable to the parent company, excluding any nonrecurring income tax items, restructuring and impairment expense, amortization expense, and other adjustments not related to our core operations (as used in adjusted EBITDA), net of any associated income tax effects. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income. This measure is considered useful for purposes of providing investors, analysts, and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies. Diluted adjusted EPS is neither intended to represent nor be an alternative measure to diluted EPS reported under GAAP.

Free cash flow is a non-GAAP financial measure, which we have defined as cash provided by (used in) operating activities, less purchases of property, plant, and equipment. We believe this measure is useful to investors in evaluating the operational cash flow of the company inclusive of the spending required to maintain the operations. Free cash flow is neither intended to represent nor be an alternative to the measure of net cash provided by (used in) operating activities reported under GAAP. Free cash flow may not be comparable to similarly titled measures reported by other companies.

The accompanying financial information provides reconciliations of adjusted EBITDA, diluted adjusted EPS and free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP. We have not provided a reconciliation of our adjusted EBITDA and diluted adjusted EPS outlook to the most comparable GAAP measures of net income and diluted EPS. Providing net income and diluted EPS guidance is potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items that are included in net income and diluted EPS, including restructuring actions, asset impairments and income tax valuation adjustments. The accompanying reconciliations of these non-GAAP measures with the most comparable GAAP measures for the historical periods presented are indicative of the reconciliations that will be prepared upon completion of the periods covered by the non-GAAP guidance.

Please reference the “Non-GAAP financial information” accompanying our quarterly earnings conference call presentations on our website at www.dana.com/investors for our GAAP results and the reconciliations of these measures, where used, to the comparable GAAP measures.

Forward-Looking Statements

Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our

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industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

About Dana Incorporated

Dana is a world leader in highly engineered solutions for improving the efficiency, performance, and sustainability of powered vehicles and machinery. Dana supports the passenger vehicle, commercial truck, off-highway, and industrial markets as well as industrial and stationary equipment applications. Founded in 1904, Dana employs nearly 29,000 people in 34 countries on six continents who are committed to delivering long-term value to customers. The company reported sales of more than $5.8 billion in 2016. Based in Maumee, Ohio, the company’s headquarters operations were selected as a “Top Workplace” by The (Toledo) Blade in 2017. For more information, please visit dana.com.

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Media Contact:	Jeff Cole
+1-419-887-3535
jeff.cole@dana.com

Investor Contact:	Craig Barber
+1-419-887-5166
craig.barber@dana.com

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DANA INCORPORATED

Consolidated Statement of Operations (Unaudited)

For the Three Months Ended June 30, 2017 and 2016

(In millions, except per share amounts)	Three Months Ended June 30,
	2017	2016
Net sales	$1,840	$1,546
Costs and expenses
Cost of sales	1,564	1,313
Selling, general and administrative expenses	133	106
Amortization of intangibles	3	2
Restructuring charges, net	10	5
Other income, net		5

Income before interest and income taxes	130	125
Loss on extinguishment of debt	(6)	(17)
Interest income	2	2
Interest expense	27	30

Income before income taxes	99	80
Income tax expense	31	29
Equity in earnings of affiliates	5	4

Net income	73	55
Less: Noncontrolling interests net income	5	2
Less: Redeemable noncontrolling interests net loss	(3)

Net income attributable to the parent company	$71	$53

Net income per share available to common stockholders
Basic	$0.48	$0.36
Diluted	$0.47	$0.36
Weighted-average shares outstanding - Basic	144.8	146.6
Weighted-average shares outstanding - Diluted	146.2	147.0
Cash dividends declared per share	$0.06	$0.06

DANA INCORPORATED

Consolidated Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2017 and 2016

(In millions, except per share amounts)	Six Months Ended June 30,
	2017	2016
Net sales	$3,541	$2,995
Costs and expenses
Cost of sales	3,002	2,563
Selling, general and administrative expenses	254	204
Amortization of intangibles	5	4
Restructuring charges, net	12	6
Other income (expense), net	(9)	3

Income before interest and income taxes	259	221
Loss on extinguishment of debt	(6)	(17)
Interest income	5	5
Interest expense	54	57

Income before income taxes	204	152
Income tax expense	61	53
Equity in earnings of affiliates	10	4

Net income	153	103
Less: Noncontrolling interests net income	10	5
Less: Redeemable noncontrolling interests net loss	(3)

Net income attributable to the parent company	$146	$98

Net income per share available to common stockholders
Basic	$1.00	$0.66
Diluted	$0.99	$0.66
Weighted-average shares outstanding - Basic	144.7	148.0
Weighted-average shares outstanding - Diluted	146.1	148.4
Cash dividends declared per share	$0.12	$0.12

DANA INCORPORATED

Consolidated Statement of Comprehensive Income (Unaudited)

For the Three Months Ended June 30, 2017 and 2016

(In millions)	Three Months Ended June 30,
	2017	2016
Net income	$73	$55
Other comprehensive income (loss), net of tax:
Currency translation adjustments	(31)	(24)
Hedging gains and losses	5	(13)
Investment and other gains and losses		1
Defined benefit plans	5	6

Other comprehensive loss	(21)	(30)

Total comprehensive income	52	25
Less: Comprehensive income attributable to noncontrolling interests	(6)	(2)
Less: Comprehensive income attributable to redeemable noncontrolling interests	—	—

Comprehensive income attributable to the parent company	$46	$23

DANA INCORPORATED

Consolidated Statement of Comprehensive Income (Unaudited)

For the Six Months Ended June 30, 2017 and 2016

(In millions)	Six Months Ended June 30,
	2017	2016
Net income	$153	$103
Other comprehensive income (loss), net of tax:
Currency translation adjustments	(1)	6
Hedging gains and losses	1	(10)
Investment and other gains and losses		3
Defined benefit plans	10	13

Other comprehensive income	10	12

Total comprehensive income	163	115
Less: Comprehensive income attributable to noncontrolling interests	(13)	(6)
Less: Comprehensive loss attributable to redeemable noncontrolling interests	1

Comprehensive income attributable to the parent company	$151	$109

DANA INCORPORATED

Consolidated Balance Sheet (Unaudited)

As of June 30, 2017 and December 31, 2016

(In millions, except share and per share amounts)	June 30,	December 31,
	2017	2016
Assets
Current assets
Cash and cash equivalents	$568	$707
Marketable securities	36	30
Accounts receivable
Trade, less allowance for doubtful accounts of $8 in 2017 and $6 in 2016	1,061	721
Other	165	110
Inventories	852	638
Other current assets	93	78

Total current assets	2,775	2,284
Goodwill	136	90
Intangibles	180	109
Deferred tax assets	577	588
Other noncurrent assets	65	226
Investments in affiliates	156	150
Property, plant and equipment, net	1,708	1,413

Total assets	$5,597	$4,860

Liabilities and equity
Current liabilities
Notes payable, including current portion of long-term debt	$31	$69
Accounts payable	1,116	819
Accrued payroll and employee benefits	180	149
Taxes on income	35	15
Other accrued liabilities	225	201

Total current liabilities	1,587	1,253
Long-term debt, less debt issuance costs of $25 in 2017 and $21 in 2016	1,841	1,595
Pension and postretirement obligations	579	565
Other noncurrent liabilities	318	205

Total liabilities	4,325	3,618

Commitments and contingencies
Redeemable noncontrolling interest	46
Parent company stockholders’ equity
Preferred stock, 50,000,000 shares authorized, $0.01 par value, no shares outstanding	—	—
Common stock, 450,000,000 shares authorized, $0.01 par value, 144,656,276 and 143,938,280 shares outstanding	2	2
Additional paid-in capital	2,339	2,327
Retained earnings	143	195
Treasury stock, at cost (6,965,195 and 6,812,784 shares)	(86)	(83)
Accumulated other comprehensive loss	(1,279)	(1,284)

Total parent company stockholders’ equity	1,119	1,157
Noncontrolling interests	107	85

Total equity	1,226	1,242

Total liabilities and equity	$5,597	$4,860

DANA INCORPORATED

Consolidated Statement of Cash Flows (Unaudited)

For the Three Months Ended June 30, 2017 and 2016

	Three Months Ended
(In millions)	June 30,
	2017	2016
Operating activities
Net income	$73	$55
Depreciation	55	43
Amortization of intangibles	3	2
Amortization of deferred financing charges	2	1
Call premium on senior notes	5	12
Write-off of deferred financing costs	1	5
Earnings of affiliates, net of dividends received	3	1
Stock compensation expense	6	5
Deferred income taxes	(5)	1
Pension contributions, net	(1)	(2)
Gain on sale of subsidiary	(3)
Change in working capital	29	45
Other, net	1	(1)

Net cash provided by operating activities (1)	169	167

Investing activities
Purchases of property, plant and equipment (1)	(73)	(59)
Purchases of marketable securities	(6)	(13)
Proceeds from sales of marketable securities	1	1
Proceeds from maturities of marketable securities		14
Proceeds from sale of subsidiary	3
Other	5	(1)

Net cash used in investing activities	(70)	(58)

Financing activities
Net change in short-term debt	(78)	1
Proceeds from long-term debt	400	409
Repayment of long-term debt	(271)	(352)
Call premium on debt	(5)	(12)
Deferred financing payments	(6)	(10)
Dividends paid to common stockholders	(8)	(9)
Distributions to noncontrolling interests	(2)	(2)
Repurchases of common stock		(53)
Other	(1)	1

Net cash provided by (used in) financing activities	29	(27)

Net increase in cash and cash equivalents	128	82
Cash and cash equivalents – beginning of period	423	669
Effect of exchange rate changes on cash balances	17	(6)

Cash and cash equivalents – end of period	$568	$745

(1)	Free cash flow of $96 in 2017 and $108 in 2016 is the sum of net cash provided by operating activities reduced by the purchases of property, plant and equipment.

DANA INCORPORATED

Consolidated Statement of Cash Flows (Unaudited)

For the Six Months Ended June 30, 2017 and 2016

	Six Months Ended
(In millions)	June 30,
	2017	2016
Operating activities
Net income	$153	$103
Depreciation	104	84
Amortization of intangibles	6	4
Amortization of deferred financing charges	3	2
Call premium on senior notes	5	12
Write-off of deferred financing costs	1	5
Earnings of affiliates, net of dividends received	(2)	3
Stock compensation expense	10	7
Deferred income taxes	5	5
Pension contributions, net	(3)	(9)
Gain on sale of subsidiary	(3)
Change in working capital	(104)	(83)
Other, net	5	7

Net cash provided by operating activities (1)	180	140

Investing activities
Purchases of property, plant and equipment (1)	(169)	(130)
Acquisition of businesses, net of cash acquired	(184)	(18)
Purchases of marketable securities	(17)	(25)
Proceeds from sales of marketable securities	1	4
Proceeds from maturities of marketable securities	13	22
Proceeds from sale of subsidiary	3
Other	1	(3)

Net cash used in investing activities	(352)	(150)

Financing activities
Net change in short-term debt	(79)	12
Proceeds from long-term debt	400	441
Repayment of long-term debt	(288)	(376)
Call premium on debt	(5)	(12)
Deferred financing payments	(6)	(10)
Dividends paid to common stockholders	(17)	(18)
Distributions to noncontrolling interests	(3)	(3)
Repurchases of common stock		(81)
Other	1

Net cash provided by (used in) financing activities	3	(47)

Net decrease in cash and cash equivalents	(169)	(57)
Cash and cash equivalents – beginning of period	707	791
Effect of exchange rate changes on cash balances	30	11

Cash and cash equivalents – end of period	$568	$745

(1)	Free cash flow of $11 in 2017 and $10 in 2016 is the sum of net cash provided by operating activities reduced by the purchases of property, plant and equipment.

DANA INCORPORATED

Segment Sales and Segment EBITDA (Unaudited)

For the Three Months Ended June 30, 2017 and 2016

	Three Months Ended
(In millions)	June 30,
	2017	2016
Sales
Light Vehicle	$803	$669
Commercial Vehicle	357	349
Off-Highway	395	252
Power Technologies	285	276

Total Sales	$1,840	$1,546

Segment EBITDA
Light Vehicle	$93	$71
Commercial Vehicle	30	32
Off-Highway	57	37
Power Technologies	41	43

Total Segment EBITDA	221	183
Corporate expense and other items, net	(4)	(5)

Adjusted EBITDA	$217	$178

DANA INCORPORATED

Segment Sales and Segment EBITDA (Unaudited)

For the Six Months Ended June 30, 2017 and 2016

	Six Months Ended
(In millions)	June 30,
	2017	2016
Sales
Light Vehicle	$1,564	$1,282
Commercial Vehicle	686	682
Off-Highway	723	493
Power Technologies	568	538

Total Sales	$3,541	$2,995

Segment EBITDA
Light Vehicle	$182	$129
Commercial Vehicle	58	58
Off-Highway	102	69
Power Technologies	91	78

Total Segment EBITDA	433	334
Corporate expense and other items, net	(11)	(8)

Adjusted EBITDA	$422	$326

DANA INCORPORATED

Reconciliation of Segment and Adjusted EBITDA to Net Income (Unaudited)

For the Three Months Ended June 30, 2017 and 2016

	Three Months Ended
(In millions)	June 30,
	2017	2016
Segment EBITDA	$221	$183
Corporate expense and other items, net	(4)	(5)

Adjusted EBITDA	217	178
Depreciation	(55)	(43)
Amortization of intangibles	(3)	(2)
Restructuring	(10)	(5)
Stock compensation expense	(6)	(5)
Strategic transaction expenses	(6)	(1)
Acquisition related inventory adjustments	(8)
Other items	(2)	1
Amounts attributable to previously divested/closed operations	3	2
Loss on extinguishment of debt	(6)	(17)
Interest expense	(27)	(30)
Interest income	2	2

Income before income taxes	99	80
Income tax expense	31	29
Equity in earnings of affiliates	5	4

Net income	$73	$55

DANA INCORPORATED

Reconciliation of Segment and Adjusted EBITDA to Net Income (Unaudited)

For the Six Months Ended June 30, 2017 and 2016

	Six Months Ended
(In millions)	June 30,
	2017	2016
Segment EBITDA	$433	$334
Corporate expense and other items, net	(11)	(8)

Adjusted EBITDA	422	326
Depreciation	(104)	(84)
Amortization of intangibles	(6)	(4)
Restructuring	(12)	(6)
Stock compensation expense	(10)	(7)
Strategic transaction expenses	(17)	(3)
Acquisition related inventory adjustments	(14)
Other items	(3)	(4)
Amounts attributable to previously divested/closed operations	3	3
Loss on extinguishment of debt	(6)	(17)
Interest expense	(54)	(57)
Interest income	5	5

Income before income taxes	204	152
Income tax expense	61	53
Equity in earnings of affiliates	10	4

Net income	$153	$103

DANA INCORPORATED

Diluted Adjusted EPS (Unaudited)

For the Three Months Ended June 30, 2017 and 2016

	Three Months Ended
(In millions, except per share amounts)	June 30,
	2017	2016
Net income attributable to parent company	$71	$53
Items impacting income before income taxes:
Restructuring charges	10	5
Amortization of intangibles	3	2
Loss on extinguishment of debt	6	17
Income on sale of subsidiary	(3)
Strategic transaction expenses	6	1
Acquisition related inventory adjustments	8
Other items	3	(1)
Items impacting income taxes:
Net income tax expense on items above	(4)	(2)
Tax effects of legal entity restructuring		3

Adjusted net income	$100	$78

Diluted shares - as reported	146	147

Adjusted diluted shares	146	147

Diluted adjusted EPS	$0.68	$0.53

DANA INCORPORATED

Diluted Adjusted EPS (Unaudited)

For the Six Months Ended June 30, 2017 and 2016

	Six Months Ended
(In millions, except per share amounts)	June 30,
	2017	2016
Net income attributable to parent company	$146	$98
Items impacting income before income taxes:
Restructuring charges	12	6
Amortization of intangibles	6	4
Loss on extinguishment of debt	6	17
Income on sale of subsidiary	(3)
Strategic transaction expenses	17	3
Acquisition related inventory adjustments	14
Other items	3	(3)
Items impacting income taxes:
Net income tax expense on items above	(9)	(2)
Tax effects of legal entity restructuring		6

Adjusted net income	$192	$129

Diluted shares - as reported	146	148

Adjusted diluted shares	146	148

Diluted adjusted EPS	$1.31	$0.87